UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023 (August 4, 2023)

Lipella Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	005-93847	20-2388040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Susquehanna St., Suite 505 Pittsburgh, PA	15208
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (412) 901-0315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information provided in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement Amendment – Jonathan Kaufman

On August 4, 2023, Lipella Pharmaceuticals Inc. (the “Company”) and Dr. Jonathan Kaufman, Chief Executive Officer of the Company, entered into an amendment agreement, dated August 4, 2023 (the “Kaufman Amendment”), to Dr. Kaufman’s existing employment agreement with the Company, dated July 17, 2020 (the “Kaufman Agreement”). The Kaufman Amendment amends the Kaufman Agreement solely to increase Dr. Kaufman’s annual base salary by $50,000, to $233,300.

Employment Agreement Amendment – Michael Chancellor

On August 4, 2023, the Company and Dr. Michael Chancellor, Chief Medical Officer of the Company, entered into an amendment agreement, dated August 4, 2023 (the “Chancellor Amendment”), to Dr. Chancellor’s existing employment agreement with the Company, dated July 17, 2020 (the “Chancellor Agreement”). The Chancellor Amendment amends the Chancellor Agreement solely to increase Dr. Chancellor’s annual base salary by $50,000, to $225,000.

Except as modified by the Kaufman Amendment and the Chancellor Amendment, each of the Kaufman Agreement and the Chancellor Agreement, respectively, remains in full force and effect in accordance with its respective terms.

The foregoing descriptions of each of the Kaufman Amendment and the Chancellor Amendment are qualified in their entirety by reference to the complete copies of each of the Kaufman Amendment and the Chancellor Amendment, filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to the Employment Agreement, dated August 4, 2023, by and between Lipella Pharmaceuticals Inc. and Jonathan Kaufman.
10.2	Amendment No. 1 to the Employment Agreement, dated August 4, 2023, by and between Lipella Pharmaceuticals Inc. and Michael Chancellor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2023	Lipella Pharmaceuticals Inc.

	By:	/s/ Jonathan Kaufman
Name: Jonathan Kaufman Title: Chief Executive Officer